UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2011

CHAMPIONS BIOTECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-17263	52-1401755
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Science and Technology Park at Johns Hopkins 855 N. Wolfe Street, Suite 619, Baltimore, MD	21205
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (410) 369-0365

Inapplicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 14, 2011, Champions Biotechnology, Inc. (the “Company”) announced the resignation of Mark Schonau as Chief Financial Officer effective January 17, 2011. The Company is currently conducting a search for a new Chief Financial Officer.

A copy of the Company’s press release announcing the resignation of Mr. Schonau is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:

Exhibit No.

99.1	Press Release dated January 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHAMPIONS BIOTECHNOLOGY, INC. (Registrant)
Date: January 18, 2011	By:	/s/ Joel Ackerman
Chief Executive Officer